U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

ROYALE GLOBE HOLDING, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-54292	20-5913810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

30-01 Menara Keck Seng, No 203
Jalan Bukit Bintang
Kuala Lumpur, Malaysia 55100
 (Address of principal executive offices)

+603-2143 3131
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2016, Ho Shih Khiam resigned as Chief Executive Officer, President, Secretary, and as a director. There have been no disagreements between the Company and Ho Shih Khiam on any matter relating to Company’s operations, policies or practices.  Ho Shih Khiam was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K, and has been provided with the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees or disagrees with the statements made herein.  Any letter so provided will be filed as an Exhibit when received.

On March 8, 2016, Yupa Sathapornjariya was appointed Chief Executive Officer, President, and Secretary, and will retain his position as Chief Financial Officer, Treasurer, and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royale Globe Holding, Inc.

Date: April 18, 2016	By:	/s/ Yupa Sathapornjariya
Yupa Sathapornjariya
President